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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 13, 2003


                          BUTLER MANUFACTURING COMPANY



                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420



                          Butler Manufacturing Company
                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000




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ITEM 9.  REGULATION FD DISCLOSURE

On March 13, 2003, Butler Manufacturing Company filed its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Butler Manufacturing Company's Chief Executive Officer, John J. Holland and Chief Financial Officer Larry C. Miller pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSANT TO 18 U.S.C. 1350 ADOPTED PURSANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, John J. Holland, Chairman and Chief Executive Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.


March 13, 2003                        /s/ John J. Holland
--------------                        --------------------
Dated                                 John J. Holland
                                      Chairman  and Chief Executive Officer



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSANT TO 18 U.S.C. 1350 ADOPTED PURSANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Larry C. Miller, Vice President-Finance and Chief Financial Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company




March 13, 2003                                /s/ Larry C. Miller
--------------                                -------------------
Dated                                         Larry C. Miller
                                              Vice President - Finance,
                                              and Chief Financial Officer




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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY

March 13, 2003                                  /s/ Larry C. Miller
----------------------                          ------------------------
Date                                            Larry C. Miller
                                                Vice President - Finance,
                                                and Chief Financial Officer




March 13, 2003                                  /s/ John W. Huey
----------------------                          ------------------------
Date                                            John W. Huey
                                                Vice President, General Counsel
                                                and Secretary